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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest reported)             October 30, 2001
                                           -------------------------------------



                                MPSI Systems Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      0-11527                 73-1064024
----------------------------         -------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


         4343 South 118th East Avenue, Tulsa, Oklahoma               74146
         ---------------------------------------------            ----------
           (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code         918-877-6774
                                                   -----------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 8.   CHANGE IN FISCAL YEAR.

         In a meeting of the Board of Directors of the Company on October 22, 2001, a resolution was passed to change the Company's fiscal year from September 30 to December 31. The first fiscal year (which shall henceforth be the calendar year) affected by this resolution will end December 31, 2002. A Transition Report on Form 10-Q will be filed for the three-month period beginning October 1, 2001 and ending December 31, 2001 in accordance with the filing requirements for such report.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MPSI Systems Inc.
                                        ---------------------------------------
                                                      (Registrant)



            October 30, 2001                       /s/ James C. Auten
  -----------------------------------   ---------------------------------------
                 (Date)                                (Signature)


                                                     James C. Auten
                                        ---------------------------------------
                                             (Name of Authorized Signatory)


                                                 Chief Financial Officer
                                        ---------------------------------------
                                                         (Title)